January 28, 2011

Summary Prospectus

BlackRock Large Cap Series Funds, Inc.  |  Service Shares

➢	BlackRock Large Cap Growth Fund

Class	BlackRock Large Cap Growth Fund

Service Shares	MSLHX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated January 28, 2011, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ■ No Bank Guarantee ■ May Lose Value

Summary Prospectus

Key Facts About BlackRock Large Cap Growth Fund

Investment Objective

The investment objective of BlackRock Large Cap Growth Fund (“Growth Fund” or the “Fund”), a series of BlackRock Large Cap Series Funds, Inc. (the “Corporation”), is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of Growth Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]	Service Shares
Management Fee[1]	0.50%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[2]	0.46%
Administration Fee	0.25%
Miscellaneous Other Expenses	0.21%
Total Annual Fund Operating Expenses[3]	1.21%
[1]

The fees and expenses shown in the table and the example that follows include both the expenses of Growth Fund and Growth Fund’s share of the allocated expenses of Master Large Cap Growth Portfolio (the “Master Growth Portfolio”). Management fees are paid by the Master Growth Portfolio.

[2]	Other Expenses have been restated to reflect current fees.
[3]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include the restatement of Other Expenses to reflect current fees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$123	$384	$665	$1,466

Portfolio Turnover:

Master Growth Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect Master Growth Portfolio’s performance. During the most recent fiscal year, Master Growth Portfolio’s portfolio turnover rate was 232% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Growth Fund seeks to achieve its objective by investing at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that BlackRock Advisors, LLC (“BlackRock”) selects from among those that are, at the time of purchase, included in the Fund’s benchmark, the Russell 1000® Growth Index. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Large cap companies are companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of June 30, 2010, the most recent rebalance date, the lowest market capitalization in this group was $2.2 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

The Fund is a “feeder” fund that invests all of its assets in Master Growth Portfolio, a series of Master Large Cap Series LLC (the “Master LLC”), which has the same investment objective and strategies as the Fund. All investments are made at the Master Growth Portfolio level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of Master Growth Portfolio. For simplicity, the prospectus uses the terms “Growth Fund” or “Fund” (as applicable) to include Master Growth Portfolio.

2

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in Growth Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Performance Information

The Service Shares commenced operations on October 2, 2006. Prior to inception of the Service Share class, the performance shown is based on Growth Fund’s Institutional Shares, which are offered by a separate prospectus. The returns for the Service Shares, however, are adjusted to reflect the service fees applicable to the Service Shares.

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Service Share performance to that of the Russell 1000® Growth Index. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Updated information on the Fund’s results can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Service Shares

ANNUAL TOTAL RETURNS1

Growth Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 16.48% (quarter ended June 30, 2001) and the lowest return for a quarter was –18.80% (quarter ended December 31, 2008).

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years[1]	10 Years[1]
BlackRock Large Cap Growth Fund — Service Shares
Return Before Taxes	12.03%	1.33%	1.58%
Return After Taxes on Distributions	12.03%	1.22%	1.53%
Return After Taxes on Distributions and Sale of Shares	7.82%	1.13%	1.36%
Russell 1000® Growth Index (Reflects no deduction for fees, expenses or taxes)	16.71%	3.75%	0.02%
[1]	A portion of the Fund’s total return was attributable to proceeds received in the fiscal period ended September 30, 2009 in a settlement of litigation.

3

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Investment Manager

Growth Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, “BlackRock” refers also to the Fund’s sub-adviser.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Bob Doll, CFA, CPA	1999	Senior Managing Director and Chief Equity Strategist of BlackRock, Inc.
Daniel Hanson, CFA	2007	Managing Director of BlackRock, Inc.
Peter Stournaras, CFA	2010	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. You should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 537-4942, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums for Service Shares generally are as follows, although the Fund may reduce or waive the minimums in some cases:

Service Shares
Minimum Initial Investment	$5,000
Minimum Additional Investment	No subsequent minimum

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

* * *

The Fund’s prospectus and statement of additional information, both dated January 28, 2011, are incorporated by reference into this Summary Prospectus.

4

[This page intentionally left blank]

[This page intentionally left blank]

[This page intentionally left blank]

INVESTMENT COMPANY ACT FILE # 811-09637 © BlackRock Advisors, LLC BlackRock Large Cap Growth Fund — Service SPRO-LCG-SVC-0111